Subsequent Events (unaudited)	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events (unaudited)

16. Subsequent Events (unaudited)

On October 9, 2013, we acquired 100% of the outstanding capital stock of YSL Ventures, Inc., a private company that operated under the name Zendeals, for approximately $17.8 million of initial cash consideration. The initial cash consideration is subject to adjustment based on the amount of YSL Ventures, Inc.’s working capital as of October 9, 2013. In connection with the acquisition, we incurred approximately $0.1 million in direct acquisition costs. Due to the timing of the acquisition, we have not yet finalized our allocation of the purchase price to the fair value of assets acquired and liabilities assumed.